EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) dated as of July 30, 2008 is by and among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), the Guarantors, certain of the Revolving Credit Lenders and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 2007 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Revolving Credit Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Revolving Credit Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The first grid in Section 8.11(a) of the Credit Agreement is hereby amended and restated to read as follows:

Four-Fiscal Quarter Period Ending	Ratio
September 28, 2007	5.75:1.00
December 31, 2007	5.75:1.00
March 28, 2008	5.25:1.00
June 27, 2008	5.25:1.00
September 26, 2008	5.00:1.00
December 31, 2008	5.00:1.00
March 27, 2009	5.00:1.00
June 26, 2009	5.00:1.00
September 25, 2009	4.75:1.00
December 31, 2009	4.50:1.00
March 26, 2010	4.50:1.00
June 25, 2010	4.25:1.00
September 24, 2010	4.25:1.00
December 31, 2010	4.00:1.00
March 25, 2011	4.00:1.00
June 24, 2011	3.75:1.00
September 30, 2011	3.75:1.00
December 31, 2011 and thereafter	3.50:1.00

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Revolving Credit Lenders holding more than 50% of the Revolving Credit Commitments (other than Defaulting Lenders) and the Administrative Agent; and

(b) receipt by the Administrative Agent (for distribution to the applicable Revolving Credit Lenders) of all fees and expenses required to be paid by the Borrower on or before the date hereof.

3. Miscellaneous.

(a) The Credit Agreement (as amended by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guarantee shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guarantee, such Guarantee now applies to the Credit Agreement as amended by this Amendment.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those of the Revolving Credit Lenders and the Administrative Agent and those that have already been obtained and are in full force and effect as of the date hereof.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy, facsimile or electronic delivery (in pdf format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	ADVANCED MEDICAL OPTICS, INC., a Delaware corporation

	By:	/s/ MICHAEL J. LAMBERT
	Name:	Michael J. Lambert
	Title:	Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

GUARANTORS:	AMO HOLDINGS, INC., a Delaware corporation

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO MANUFACTURING USA, LLC (formerly known as Visx, Incorporated), a Delaware limited liability company

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO USA, LLC (formerly known as AMO USA, INC.), a Delaware limited liability company

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

QUEST VISION TECHNOLOGY, INC., a California corporation

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO WAVEFRONT SCIENCES, LLC (formerly known as WaveFront Sciences, Inc.), a New Mexico limited liability company

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO DEVELOPMENT, LLC (formerly known as Intralase Corp.), a Delaware limited liability company

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO SALES AND SERVICE, INC., a Delaware corporation

	By:	/s/ VINCENT E. SCULLIN, JR.
	Name:	Vincent E. Scullin, Jr.
	Title:	Vice President and Treasurer

AMO US HOLDINGS, INC., a Delaware corporation

By:	/s/ VINCENT E. SCULLIN, JR.
Name:	Vincent E. Scullin, Jr.
Title:	Vice President and Treasurer

AMO USA SALES HOLDINGS, INC., a Delaware corporation

By:	/s/ VINCENT E. SCULLIN, JR.
Name:	Vincent E. Scullin, Jr.
Title:	Vice President and Treasurer

INTEGRATED SURGICAL SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ VINCENT E. SCULLIN, JR.
Name:	Vincent E. Scullin, Jr.
Title:	Vice President and Treasurer

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CITIBANK N.A.

By:	/s/ ALLEN FISHER
Name:	Allen Fisher
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ ANDREW R. CAMPBELL
Name:	Andrew R. Campbell
Title:	Senior Vice President

By:	/s/ ANTHONY GIRALDI
Name:	Anthony Giraldi
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JP MORGAN CHASE, N.A.

By:	/s/ CAMILLE FARNSWORTH
Name:	Camille Farnsworth
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ DOROTHY G.W. BRAILER
Name:	Dorothy G.W. Brailer
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UBS LOAN FINANCE, LLC

By:	/s/ DAVID B. JULIE
Name:	David B. Julie
Title:	Associate Director

By:	/s/ IRIA R. OTSA
Name:	Iria R. Otsa
Title:	Associate Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ STEPHEN W. DUNNE
Name:	Stephen W. Dunne
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ JOYCE P. DORSETT
Name:	Joyce P. Dorsett
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE GOVERNOR & COMPANY OF THE BANK OF IRELAND

By:	/s/ ANNE DONOVAN
Name:	Anne Donovan
Title:	Manager

By:	/s/ P. RUSHE
Name:	P. Rushe
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HSBC BANK USA, N.A.

By:	/s/ STEVEN T. BRENNAN
Name:	Steven T. Brennan
Title:	First Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FORTIS CAPITAL CORP.

By:	/s/ JOHN W. DEEGAN
Name:	John W. Deegan
Title:	Director and Group Head

By:	/s/ CAMIEL VAN DE GRIFT
Name:	Camiel Van De Grift
Title:	Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AIB DEBT MANAGEMENT, LIMITED

By:	/s/ JOSEPH AUGUSTINI
Name:	Joseph Augustini
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ SHANE O’DRISCOLL
Name:	Shane O’Driscoll
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ PETER B. ZONE
Name:	Peter B. Zone
Title:	Its Duly Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL CITY BANK, as a Revolving Credit Lender

By:	/s/ PAMELA K. MALONY
Name:	Pamela K. Malony
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO FOOTHILL, LLC, as a Revolving Credit Lender

By:	/s/ KRISTA WADE
Name:	Krista Wade
Title:	Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ ANDREW CADITZ
Name:	Andrew Caditz
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOAN FUNDING V, LLC

By	Prudential Investment Management, Inc. as Portfolio Manager

	By:	/s/ WILLIAM PAPPAS
	Name:	William Pappas
	Title:	Vice President

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